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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported) October 18, 2005

                                 USN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           COLORADO                        33-42701               84-1186026
           --------                        --------               ----------
(State or other jurisdiction of          (Commission           (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


     5215 NORTH O'CONNOR, SUITE 200                                76039
              IRVING, TEXAS
     ------------------------------                       --------------------
(Address of principal executive offices)                        (Zip code)

                                 (972) 686-9102
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On October 18, 2005, USN Corporation (the "Company") entered into an employment agreement with Mark Miller in connection with the election of Mr. Miller as Chief Executive Officer and Acting Chairman of the Company's Board of Directors, the terms of which are more fully described in Item 5.02 of this Current Report on Form 8-K below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On October 18, 2005, Terry Washburn announced his intention to resign as the Company's Chief Executive Officer and Chairman of the Company's Board of Directors effective immediately. Mr. Washburn will retain his position as director of the Company.

         On October 18, 2005, the Board of Directors of the Company elected Mark Miller, age 53, as the Company's Chief Executive Officer and as the Acting Chairman of the Company's Board of Directors to replace Mr. Washburn. Prior to joining the Company, Mr. Miller served for 17 years in various senior management positions, most recently as Chief Operating Officer of Genius Products. Mr. Miller has not been appointed to any committees of the Board of Directors, and no determination has been made as to any committees of the Board of Directors to which he may be appointed.

         Pursuant to Mr. Miller's employment agreement, he will earn a base salary of $150,000, subject to annual increases in the sole discretion of the Board. In addition to the base salary, the Company granted Mr. Miller stock options totaling 500,000 shares of common stock in the Company. Of these 500,000 stock options, 100,000 were set at an exercise price of $.01 per share and are exercisable immediately. The remaining 400,000 were set at an exercise price of $1.50 per share and will vest ratably 1/48th per month over a 48 month vesting period; provided that, as of each relevant vesting date, Mr. Miller is then employed by the Company. While employed, and for a period of 12 months following termination of employment, Mr. Miller has agreed not to perform any services or accept any employment with any competitor of the Company. In the event Mr. Miller's employment terminates for any reason, the Company will pay a severance equal to a three month portion of his annual base salary. The foregoing description of Mr. Miller's employment agreement does not purport to be complete and is qualified in its entirety by the terms of the employment agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by this reference.

         The Company issued a press release announcing the departure of Mr. Washburn and the election of Mr. Miller on October 18, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item
5.02 by this reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:


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         Exhibit
         Number                     Reference
         -------           -----------------------------------------------------
         10.7              Employment Agreement dated October 18, 2005
         99.1              Press Release dated October 18, 2005


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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 USN CORPORATION
Date:  October 24, 2005          By: /s/ Anthony Runnels
                                     ------------------------------
                                     Name: Anthony Runnels
                                     Title: Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit
         Number                     Reference
         -------           -----------------------------------------------------
         10.7              Employment Agreement dated October 18, 2005
         99.1              Press Release dated October 18, 2005


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